Exhibit 99.1

February 19, 2019

SCANA, SCE&G Launch Cash Tender Offers for Certain Outstanding Debt Securities

RICHMOND, Va. – SCANA Corporation (SCANA) and South Carolina Electric & Gas Company (SCE&G, and, together with SCANA, the Companies), which are wholly owned subsidiaries of Dominion Energy, Inc. (NYSE: D), today announced the commencement of cash tender offers for certain of each Company’s outstanding debt securities. The Offers (defined below) are composed of:

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SCE&G’s offer to purchase for cash any and all of its outstanding 3.500% First Mortgage Bonds due 2021, 4.100% First Mortgage Bonds due 2046 and 4.500% First Mortgage Bonds due 2064 (the SCE&G Any and All Bonds) (such offer, the SCE&G Any and All Offer);

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SCE&G’s offer to purchase for cash an amount of its 4.350% First Mortgage Bonds due 2042, 4.250% First Mortgage Bonds due 2028, 4.600% First Mortgage Bonds due 2043, 5.250% First Mortgage Bonds due 2035, 5.500% First Mortgage Bonds due 2039, 5.800% First Mortgage Bonds due 2033, 5.300% First Mortgage Bonds due 2033, 5.450% First Mortgage Bonds due 2041 and 5.100% First Mortgage Bonds due 2065 (the SCE&G Waterfall Bonds), having an aggregate purchase price of up to $1,200,000,000 less the aggregate purchase price payable with respect to the SCE&G Any and All Bonds purchased by SCE&G in the SCE&G Any and All Offer (the SCE&G Waterfall Cap) (such offer, the SCE&G Waterfall Offer); provided, that SCE&G Waterfall Bonds tendered in the SCE&G Waterfall Offer shall be subject to the SCE&G Waterfall Acceptance Priority Levels (defined below), the SCE&G Waterfall Early Tender Priority (defined below) and proration, as applicable.

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SCANA’s offer to purchase for cash an amount of its 6.250% Medium Term Notes due 2020, 4.750% Medium Term Notes due 2021 and 4.125% Medium Term Notes due 2022 (the SCANA Notes, and, together with the SCE&G Any and All Bonds and the SCE&G Waterfall Bonds, the Debt Securities) having an aggregate purchase price of up to $300,000,000 (the SCANA Offer Cap) (such offer, the SCANA Offer, and together with the SCE&G Any and All Offer and the SCE&G Waterfall Offer, the Offers), subject to proration, as applicable.

The tables below set forth, among other things, the CUSIP numbers and principal amount outstanding with respect to the Debt Securities in the Offers.

SCE&G Any and All Bonds

Title of Security	CUSIP Number	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)
3.500% First Mortgage Bonds due 2021	837004CL2	$300,000,000	2.500% due 01/31/2021	FIT 1	35
4.100% First Mortgage Bonds due 2046	837004CK4	$425,000,000	3.375% due 11/15/2048	FIT 1	100
4.500% First Mortgage Bonds due 2064	837004CH1	$375,000,000	3.375% due 11/15/2048	FIT 1	125

SCE&G Waterfall Bonds

Title of Security	CUSIP Number	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security	Bloomberg Reference Page	Early Tender Premium (per $1,000)(1)	Fixed Spread (basis points)
4.350% First Mortgage Bonds due 2042	837004CF5	$500,000,000	1	3.375% due 11/15/2048	FIT 1	$30	100
4.250% First Mortgage Bonds due 2028	837004CM0	$400,000,000	2	2.625% due 02/15/2029	FIT 1	$30	65
4.600% First Mortgage Bonds due 2043	837004CG3	$400,000,000	3	3.375% due 11/15/2048	FIT 1	$30	105
5.250% First Mortgage Bonds due 2035	837004BZ2	$100,000,000	4	3.375% due 11/15/2048	FIT 1	$30	135
5.500% First Mortgage Bonds due 2039	837004CD0	$150,000,000	5	3.375% due 11/15/2048	FIT 1	$30	135
5.800% First Mortgage Bonds due 2033	837004BW9	$200,000,000	6	2.625% due 02/15/2029	FIT 1	$30	125
5.300% First Mortgage Bonds due 2033	837004BX7	$300,000,000	6	2.625% due 02/15/2029	FIT 1	$30	110
5.450% First Mortgage Bonds due 2041	837004CE8	$350,000,000	6	3.375% due 11/15/2048	FIT 1	$30	110
5.100% First Mortgage Bonds due 2065	837004CJ7	$500,000,000	6	3.375% due 11/15/2048	FIT 1	$30	130

SCANA Notes

Title of Security	CUSIP Number	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Early Tender Premium (per $1,000)(1)	Fixed Spread (basis points)
6.250% Medium Term Notes due 2020	80589MAB8	$250,000,000	2.500% due 01/31/2021	FIT 1	$30	65
4.750% Medium Term Notes due 2021	80589MAD4	$300,000,000	2.500% due 01/31/2021	FIT 1	$30	70
4.125% Medium Term Notes due 2022	80589MAE2	$250,000,000	2.500% due 02/15/2022	FIT 1	$30	85

(1)

The Total Consideration for SCE&G Waterfall Bonds and SCANA Notes validly tendered prior to the SCE&G Waterfall Early Tender Deadline (defined below) or the SCANA Early Tender Deadline (defined below), as applicable, and accepted for purchase will include the applicable Early Tender Premium (defined below).

The terms and conditions of the Offers are described in the Offer to Purchase, dated Feb. 19, 2019 (the Offer to Purchase). Copies of the Offer to Purchase and the form of notice of guaranteed delivery are available at www.dfking.com/dei.

The SCE&G Any and All Offer

The SCE&G Any and All Offer will expire at 5:00 p.m., New York City time, on Feb. 25, 2019, unless extended or earlier terminated by SCE&G (such date and time, as the same may be extended, the SCE&G Any and All Expiration Time). Holders of SCE&G Any and All Bonds must validly tender and not properly withdraw their SCE&G Any and All Bonds at or prior to the SCE&G Any and All Expiration Time to be eligible to receive the applicable Total Consideration, plus accrued interest. Validly tendered SCE&G Any and All Bonds may be withdrawn at any time (A) at or prior to the earlier of (i) 5:00 p.m., New York City Time, on Feb. 25, 2019, unless extended by SCE&G, and (ii) if the SCE&G Any and All Expiration Time is extended, the 10th business day after the date of the Offer to Purchase and (B) after the 60th business day after the date of the Offer to Purchase if the SCE&G Any and All Offer has not been consummated as of such date (such date and time, as applicable, the SCE&G Any and All Withdrawal Deadline).

The SCE&G Any and All Settlement Date is the date that SCE&G accepts for purchase SCE&G Any and All Bonds validly tendered and not withdrawn at or prior to the SCE&G Any and All Expiration Time, provided that all applicable conditions have been satisfied or waived by SCE&G. SCE&G expects such date to be the business day following the SCE&G Any and All Expiration Time.

The SCE&G Waterfall Offer

The SCE&G Waterfall Offer will expire at 11:59 p.m., New York City time, on March 18, 2019, unless extended or earlier terminated by SCE&G (such date and time, as the same may be extended, the SCE&G Waterfall Expiration Time). Holders of SCE&G Waterfall Bonds must validly tender and not properly withdraw their SCE&G Waterfall Bonds at or prior to 5:00 p.m., New York City time, on March 4, 2019, unless extended by

SCE&G (such date at time, as the same may be extended, the SCE&G Waterfall Early Tender Deadline), to be eligible to receive, subject to the SCE&G Waterfall Cap, the SCE&G Waterfall Acceptance Priority Levels and proration, as applicable, the applicable Total Consideration, which includes the Early Tender Premium (as set forth in the table above), plus accrued interest. Any SCE&G Waterfall Bonds validly tendered after the SCE&G Waterfall Early Tender Deadline but prior to or at the SCE&G Waterfall Expiration Time will be eligible to receive only the applicable Late Tender Offer Consideration (as defined in the Offer to Purchase), plus accrued interest. Validly tendered SCE&G Waterfall Bonds may be withdrawn at any time at or prior to 5:00 p.m., New York City time, on March 4, 2019, unless extended by SCE&G (such date and time, as the same may be extended, the SCE&G Waterfall Withdrawal Deadline), but not thereafter.

Subject to the SCE&G Waterfall Cap, SCE&G Waterfall Bonds will be accepted for purchase based on the acceptance priority levels set forth in the table above (such priority levels, the SCE&G Waterfall Acceptance Priority Levels). If the SCE&G Waterfall Offer is not fully subscribed as of the SCE&G Waterfall Early Tender Deadline, all SCE&G Waterfall Bonds validly tendered prior to or at the SCE&G Waterfall Early Tender Deadline will have priority over any SCE&G Waterfall Bonds validly tendered after the SCE&G Waterfall Early Tender Deadline, regardless of the SCE&G Waterfall Acceptance Priority Level of such bonds (such priority, the SCE&G Waterfall Early Tender Priority). Furthermore, if the SCE&G Waterfall Offer is fully subscribed as of the SCE&G Waterfall Early Tender Deadline, Holders who tender their SCE&G Waterfall Bonds following the SCE&G Waterfall Early Tender Deadline will not have any of their SCE&G Waterfall Bonds accepted for purchase. SCE&G Waterfall Bonds of a given series may be subject to proration if the aggregate principal amount of such SCE&G Waterfall Bonds validly tendered would cause the SCE&G Waterfall Cap to be exceeded. Series of SCE&G Waterfall Bonds that share the same SCE&G Waterfall Acceptance Priority Level will be treated equally (as though they constitute a single series of SCE&G Waterfall Bonds) for purposes of acceptance and proration, subject to the priority given to any such SCE&G& Waterfall Bonds validly tendered prior to or at the SCE&G Waterfall Early Tender Deadline.

The SCE&G Waterfall Early Settlement Date is the date that SCE&G accepts for purchase SCE&G Waterfall Bonds validly tendered and not withdrawn at or prior to the SCE&G Waterfall Early Tender Deadline and the SCE&G Waterfall Final Settlement Date is the date that SCE&G accepts for purchase SCE&G Waterfall Bonds validly tendered after the SCE&G Waterfall Early Tender Deadline but prior to or at the SCE&G Waterfall Expiration Time, if any, provided, in each case, that all applicable conditions have been satisfied or waived by SCE&G. SCE&G currently expects the SCE&G Waterfall Early Settlement Date and the SCE&G Waterfall Final Settlement Date to be the second business day following the SCE&G Waterfall Early Tender Deadline and SCE&G Waterfall Expiration Time, respectively.

The SCANA Offer

The SCANA Offer will expire at 11:59 p.m., New York City time, on March 18, 2019, unless extended or earlier terminated by SCANA (such date and time, as the same may be extended, the SCANA Expiration Time). Holders of SCANA Notes must validly tender and not properly withdraw their SCANA Notes at or prior to 5:00 p.m., New York City time, on March 4, 2019, unless extended by SCANA (such date and time, as the same may be extended, the SCANA Early Tender Deadline), to be eligible to receive, subject to the SCANA Offer Cap and proration, as applicable, the applicable Total Consideration, which includes the applicable Early Tender Premium (as set forth in the table above), plus accrued interest. SCANA Notes tendered after the SCANA Early Tender Deadline but prior to or at the SCANA Expiration Time will only be eligible to receive, subject to the SCANA Offer Cap and proration, as applicable, the applicable Late Tender Offer Consideration plus accrued interest. Validly tendered SCANA Notes may be withdrawn at any time at or prior to 5:00 p.m., New York City time, on March 4, 2019, unless extended by SCANA (such date and time, as the same may be extended, the SCANA Withdrawal Deadline), but not thereafter.

SCANA will accept for purchase only SCANA Notes in an aggregate principal amount that will not result in an aggregate purchase price for such notes that exceeds the SCANA Offer Cap. SCANA reserves the right, but is under no obligation to, increase the SCANA Offer Cap in its sole and absolute discretion without extending the SCANA Offer Withdrawal Deadline or otherwise reinstating withdrawal rights, except as required by applicable law. Validly tendered SCANA Notes may be subject to proration if the aggregate principal amount of such SCANA Notes would cause the SCANA Offer Cap to be exceeded. If the SCANA Offer is fully subscribed as of the SCANA Early Tender Deadline, Holders who tender their SCANA Notes following the SCANA Early Tender Deadline will not have any of their SCANA Notes accepted for purchase. Each series of SCANA Notes will be treated equally (as though they constitute a single series of SCANA Notes) for purposes of acceptance and proration, subject to the priority given to any such SCANA Notes validly tendered prior to or at the SCANA Early Tender Deadline.

The SCANA Early Settlement Date is the date that SCANA accepts for purchase SCANA Notes validly tendered and not withdrawn at or prior to the SCANA Early Tender Deadline, and the SCANA Final Settlement Date is the date that SCANA accepts for purchase SCANA Notes validly tendered after the SCANA Early Tender Deadline but prior to or at the SCANA Expiration Time, if any, provided, in each case, that all applicable conditions have been satisfied or waived by SCANA. SCANA currently expects the SCANA Early Settlement Date and the SCANA Final Settlement Date to be the second business day following the SCANA Early Tender Deadline and the SCANA Expiration Time, respectively.

Other Information with Respect to the Offers

Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer to Purchase.

RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc. are acting as dealer managers for the Offers. For additional information regarding the terms of the Offers, please contact RBC Capital Markets, LLC at (877) 381-2099 (toll-free) or (212) 618-7843 (U.S.) or U.S. Bancorp Investments, Inc. at (877) 558-2607 (toll-free) or (612) 336-7604 (collect). Requests for the Offer to Purchase may be directed to D.F. King & Co., Inc., which is acting as the Tender Agent and Information Agent for the Offers, at (212) 269-5550 (for banks and brokers) or (866) 416-0576 (all others, toll-free) or email dei@dfking.com.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE DEBT SECURITIES. THE OFFERS ARE BEING MADE SOLELY PURSUANT TO THE OFFER TO PURCHASE, WHICH SETS FORTH THE COMPLETE TERMS OF THE OFFERS THAT HOLDERS OF THE DEBT SECURITIES SHOULD CAREFULLY READ PRIOR TO MAKING ANY DECISION.

THE OFFER TO PURCHASE DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO PURCHASE DEBT SECURITIES IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION UNDER APPLICABLE SECURITIES OR BLUE SKY LAWS. IN ANY JURISDICTION IN WHICH THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE OFFERS TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFERS WILL BE DEEMED TO BE MADE ON BEHALF OF THE OFFEROR BY ANY OR ALL DEALER MANAGERS, IF ONE OR MORE OF THE DEALER MANAGERS ARE LICENSED BROKERS OR DEALERS UNDER THE LAWS OF SUCH JURISDICTION, OR BY ONE OR MORE REGISTERED BROKER DEALERS THAT ARE LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

None of the Companies, or their respective affiliates, their respective boards of directors, the dealer managers, the tender and information agent or the trustee with respect to any series of Debt Securities is making any recommendation as to whether Holders should tender any Debt Securities in response to any of the Offers, and neither the Companies nor any other such person has authorized any person to make any such recommendation. Holders are urged to evaluate all of the information set forth in the Offer to Purchase, consult their own advisors and make their own decision as to whether to tender any of their Debt Securities in the Offers, and, if so, the principal amount of Debt Securities to tender.

About SCANA

SCANA Corporation is a first-tier, wholly owned subsidiary of Dominion Energy that houses energy businesses in the Carolinas and Georgia.

About SCE&G

Based in Cayce, S.C., South Carolina Electric & Gas Company is a wholly owned subsidiary of Dominion Energy. The regulated public utility is engaged in the generation, transmission, distribution and sale of electricity to approximately 731,000 customers in the central, southern and southwestern portions of South Carolina. The company also provides natural gas service to approximately 379,000 customers throughout the state. Please visit www.sceg.com to learn more.

About Dominion Energy

Nearly 7.5 million customers in 18 states energize their homes and businesses with electricity or natural gas from Dominion Energy (NYSE: D), headquartered in Richmond, Va. The company is committed to sustainable, reliable, affordable and safe energy and is one of the nation’s largest producers and transporters of energy with about $100 billion of assets providing electric generation, transmission and distribution, as well as natural gas storage, transmission, distribution and import/export services. As one of the nation’s leading solar operators, the company intends to reduce its carbon intensity 60 percent by 2030. Through its Dominion Energy Charitable Foundation, as well as EnergyShare and other programs, Dominion Energy contributed nearly $35 million in 2018 to community causes. Please visit www.DominionEnergy.com to learn more.

This news release contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements relate to, among other things, expectations and projections. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “assume,” “estimate,” “project,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “potential,” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, and may include, but are not limited to, statements about proposed transactions, plans, objectives, expectations and intentions and the timing of future events. All statements relating to events or developments that SCANA and SCE&G expect or anticipate will occur in the future are forward-looking statements, and SCANA’s and SCE&G’s abilities to predict results or the actual effect of future events is inherently uncertain. Although SCANA and SCE&G believe that the expectations reflected in any forward-looking statements are based on reasonable assumptions, they can give no assurance that actual outcomes and results will not differ materially from what is expressed in such forward-looking statements. There can be no assurance that the transactions will be consummated.

Forward-looking statements in this release are based on information available as of the date of this release, which such information is subject to change at any time. SCANA and SCE&G undertake no obligation to update any forward-looking statement to reflect developments after the statement is made.

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CONTACTS:        Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dominionenergy.com

Financial analysts: Steven Ridge, (804) 929-6865 or Steven.D.Ridge@dominionenergy.com